UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

March 2, 2021

Date of report (date of earliest event reported)

Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd., Suite 700
Hopkins, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 3, 2021, Digi International Inc., a Delaware corporation (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with Piper Sandler & Co., as representative of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions expressed therein, an aggregate of 3,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $19.50 per share (the “Offering”). Pursuant to the Purchase Agreement, the Company also granted to the Underwriters a 30-day option to purchase up to an additional 525,000 shares of Common Stock on the same terms and conditions as the Offering.

The Company expects the Offering to close on or about March 8, 2021, subject to the satisfaction of customary closing conditions. The net proceeds to the Company from the Offering are expected to be approximately $64.1 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, excluding any exercise of the Underwriters’ option to purchase additional shares of Common Stock. The Company intends to use the net proceeds from the Offering for working capital and general corporate purposes. The Company may also use the net proceeds to acquire or invest in complementary businesses, products and technologies, although the Company has no specific agreements, commitments or understandings to do so at this time. The Purchase Agreement contains customary representations, warranties and agreements by the Company, and provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

The shares of Common Stock are being offered and sold pursuant to a prospectus supplement dated March 3, 2021, and an accompanying base prospectus dated March 2, 2021, pursuant to the Company’s automatically effective registration statement on Form S-3 (File No. 333-253781). The opinion of Faegre Drinker Biddle & Reath LLP regarding the validity of the shares of Common Stock is filed herewith as Exhibit 5.1.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein. The Purchase Agreement has been filed with this Current Report to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates and were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of the subsidiaries or affiliates of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this Current Report. The Company does not intend to revise or update any forward-looking statement in this Current Report to reflect events or circumstances arising after the date hereof, except as may be required by applicable law.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2021, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On March 3, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

The information contained in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in this Item 7.01, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
1.1	Purchase Agreement, dated as of March 3, 2021, by and between Digi International Inc. and Piper Sandler & Co., as representative of the several underwriters named in Schedule I thereto.

5.1	Opinion of Faegre Drinker Biddle & Reath LLP.

23.1	Consent of Faegre Drinker Biddle & Reath LLP (included as part of Exhibit 5.1).

99.1	Press release dated March 2, 2021.

99.2	Press release dated March 3, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGI INTERNATIONAL INC.

Date: March 5, 2021	By:	/s/ David H. Sampsell
David H. Sampsell
Vice President of Corporate Development, General Counsel & Corporate Secretary

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